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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 April 2, 2001
                        --------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

     Delaware                     000-27855                      91-1901482
 ----------------            --------------------              --------------
  (State or Other            (Commission File No.)             (IRS Employer
   Jurisdiction                                              Identification No.)
  of Incorporation)
                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
--------------------------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.   Other Events

     On April 2, 2001 Data Critical Corporation (the "Company") entered into an amendment (the "Amendment") of the Distribution Agreement, dated as of November 9, 2000 (the "Distribution Agreement"), by and between the Company and Medtronic Physio-Control Corp. ("Medtronic"). The Amendment addresses the addition of products to the Distribution Agreement and the sale of the Company's uninstalled backlog. The Amendment is filed as an exhibit to this Current Report of Form 8-K and is incorporated into this report by reference. The summary contained herein of the Amendment is not complete, and you should refer to the exhibits for a copy of the actual document.

     On April 11, 2001, the Company issued a press release announcing the availability of a new product function and Medtronic's exclusive distribution of the same. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference. The summary contained herein of the press release is not complete, and you should refer to the exhibits for a copy of the actual document.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits


          *10.1 Amendment, dated as of April 2, 2001, by and between Data Critical Corporation, a Delaware corporation, and Medtronic Physio-Control Corp., a Washington corporation

           99.1          Press Release dated April 11, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DATA CRITICAL CORPORATION

Dated:  April 12, 2001                      By  /s/ Michael E. Singer
                                                --------------------------------
                                                Michael E. Singer
                                                Executive Vice President and
                                                Chief Financial Officer


* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    *10.1 Amendment, dated as of April 2, 2001, by and between Data Critical Corporation, a Delaware corporation, and Medtronic Physio-Control Corp., a Washington corporation

     99.1           Press Release dated April 11, 2001


* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.